                                                                     EXHIBIT 4.8

                                 LEASE BETWEEN

                                BI. INCORPORATED
                                      AND
                                 POINT II, LLC

                      TABLE OF CONTENTS

SECTION 1   PURPOSE

SECTION 2   TERM

SECTION 3   COMPLETION OF THE PREMISES

SECTION 4   RENT

SECTION 5   TAXES AND OPERA TING COST ADJUSTMENT FORMULA

SECTION 6   HOLDING OVER

SECTION 7   BUILDING SERVICES

SECTION 8   CONDITION OF PREMISES

SECTION 9   USE OF LEASED PREMISES

SECTION 10  COMPLIANCE WITH LAW

SECTION 11  ALTERATIONS AND REPAIRS

SECTION 12  ABANDONMENT

SECTION 13  ASSIGNMENT AND SUBLETTING

SECTION 14  SIGNS AND ADVERTISING

SECTION 15  DAMAGE TO PROPERTY, INJURY TO PERSONS

SECTION 16  TENANT'S INSURANCE

SECTION 17  DAMAGE OR DESTRUCTION

SECTION 18  ENTRY BY LANDLORD

SECTION 19  DEFAULT BY TENANT

                            TABLE OF CONTENTS CON'T

SECTION 20  TAXES

SECTION 21  EMINENT DOMAIN

SECTION 22  SUBORDINATION TO MORTGAGES AND DEEDS

SECTION 23  WAIVER

SECTION 24  SUBROGATION

SECTION 25  PLATS AND RIDERS

SECTION 26  SALE BY LANDLORD

SECTION 27  RIGHT OF LANDLORD TO PERFORM

SECTION 28  ATTORNEY'S FEES

SECTION 29  ESTOPPEL CERTIFICATE

SECTION 30  NOTICE

SECTION 31  RIGHTS RESERVED

SECTION 32  REAL ESTATE BROKER

SECTION 33  MISCELLANEOUS PROVISIONS

SECTION 34  SUCCESSORS AND ASSIGNS

SECTION 35  QUIET ENJOYMENT

SECTION 36  RECORDING

SECTION 37  RELIANCE BY LANDLORD

SECTION 38  OPTION TO EXTEND

SECTION 39  SECURITY DEPOSIT

                                     LEASE


THIS LEASE made this 2lst day of February, 1997, between BI Incorporated
                     ----        --------               ----------------
("Tenant"), and-Point II, LLC ("Landlord").
                -------------

                                  WITNESSETH:

                                     DEMISE
                                     ------

     Landlord does hereby lease to Tenant and Tenant hereby hires from Landlord an approximate 5504 - square feet (the "Premises," or, alternatively, the
               ----
"Leased Premises") Point II (the "Building"), which Building is situated on land
                   --------
described as 6325 Gunpark Drive (the "Property"), together with a non-exclusive
             ------------------
right, subject to the provisions of this Lease, to use all appurtenances thereto, including, but not limited to, any plazas, common areas, walks, ways or other areas in the Building or on the Property designated by Landlord for the exclusive or non-exclusive use of the tenants of the Building. The leased premises is calculated by taking 4909 useable square feet and applying an
                                 ----
allocation of the common area ("load factor") which for the building is approximately 12 percent.
              ---

     The Lease is upon and subject to the terms, conditions, and covenants set forth below and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of the terms, conditions, and covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.

                                   SECTION 1

                                    PURPOSE
                                    -------

     1.01  Use of Premises.  The Premises are to be used for office
           ---------------
/warehouse/research & development and related functions, provided that such uses comply with all zoning and use restrictions, and for no other purpose without the prior written consent of Landlord.

                                   SECTION 2

                                      TERM
                                      ----

     2.01  Primary Term.  The term of this lease shall be for a period of
           ------------
Thirty-one months and Twenty days, commence on Wednesday, March 26th, 1997 and end at 5:00 p.m. Denver time November 14th, 1999 (the 'Primary Lease Term').


                                   SECTION 3

                           COMPLETION OF THE PREMISES
                           --------------------------

  (See Space Plan.  Addendum "A") Tenant shall have a Build Out Allowance of  0
                                                                             --
or  0   per useable square foot.  The Build out Allowance includes all costs
   --
incurred in designing, permitting, construction, and installation of Tenant Improvements. All costs in excess of allowance are to be paid by Tenant.



                                   SECTION 4

                                      RENT
                                      ----

     4.01  Base Rent.  Tenant agrees to pay Landlord during the full Primary
           ---------
Lease Term the sum of $ 52,288.00, payable in advance in equal monthly
                        ---------
installments of $ 1,651.20 for the Premises:  The first full monthly installment
                ----------
of Base Rent shall be payable on the Commencement Date and each succeeding monthly installment shall be due and payable on or before the first day of each and every successive calendar month thereafter during the Primary Lease Term.

     4.02  No Offsets.  The Base Rent and all other sums or changes required by
           ----------
this Lease to be paid by Tenant to Landlord, (all of which are sometimes collectively referred to as "Rent") shall be paid to Landlord without deduction or offset, in lawful money of the United States of America, at the office of Terrence O'Connor, 1600 38th Street, Suite 203, Boulder, Colorado, 80301, or to such other person or at such other place as Landlord may from time to time designate in writing.

     4.03  Interest on Late Payments.  Any Rent or other amount due from Tenant
           -------------------------
to Landlord under this Lease not paid within five (5) days of when due shall bear interest from the date due, computed on a daily basis, until the date paid, at the rate of one and one-half percent (1 -1/2%) per month until paid, but the payment of the interest shall not excuse nor cure any default by Tenant under this Lease.

     4.04  Late Payment Charge.  Further, and notwithstanding the interest
           -------------------
charges provided for in the preceding subsection 4.03, if any Rent or other amounts owing hereunder are not paid within five (5) days of when due, Landlord and Tenant agree that Landlord will incur additional administrative and financial expenses and inconveniences the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional one-time late charge for any late monthly payment in the amount of five percent (5%) of the amount of the payment.

     4.05  Inflation Index.  The Base Rent shall be further increased annually
           ---------------
on each March lst commencing on March l, 1998, by an amount determined as
        ---------               -------------
follows:

     (a)   As promptly as practical after February of every year beginning March
                                          --------                         -----
1. 1998, the lease rate shall increase by five (5) percent.
-------


                                   SECTION 5

                  TAXES AND OPERATING COST ADJUSTMENT FORMULA
                  -------------------------------------------

     5.01  Additional Rent.  In addition to Base Rent, Tenant shall reimburse
           ---------------
Landlord for the Taxes and Operating Costs of the Building in the manner, at the times, and in the amounts set forth in this Section 5.

     5.02(a) Taxes.  The Rent payable by Tenant shall be increased by the amount
             -----
of "Tenant's Proportional Share" of the Taxes on the Property. Tenant's Proportional Share shall be approximately 13.17% based upon Tenant's occupancy
                                          ------
of approximately 5504 square feet out of a total building rental space of
                 -----
approximately 41,798 square feet.  In determining the amount of Taxes for any
              ------
calendar year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment which would have been required to have been paid during such calendar year if Landlord had elected to have the special assessment paid over the maximum period of time permitted by law, if the election is available to Landlord. All reference to Taxes "for' and "billed for' a particular calendar year shall be deemed to refer to Taxes levied, assessed, billed or otherwise imposed for such calendar year, without regard to the dates when any such Taxes are due and payable.

     (b) Definition.  As used in this Lease, the term 'Taxes" means any and all
         ----------
general and special taxes and impositions of every kind and nature whatsoever levied, assessed, or imposed upon, or with respect to, the Premises, any leasehold improvements, fixtures, installations, additions and equipment, whether owned by Landlord or Tenant, or either because of or in connection with Landlord's ownership, leasing and operation of the Building and the Property, including, without limitation, real estate taxes, personal property taxes, general or special assessments, and duties or levies charged or levied upon or assessed against the Building and the Property and personal property, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and the Property, whether any such taxes are imposed by the United States, the State of Colorado, the County of Boulder, or any local governmental municipality, authority, or agency or any political subdivision. Taxes shall not included any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes.

     (c) Payment.  Commencing with the first calendar month of this Lease,
         -------
Tenant shall pay to Landlord on the first day of each calendar month until the next upward adjustment date (which period between adjustment dates is herein called a "Tax Deposit Year') one-twelfth of the estimated amount of the Taxes. Amounts paid under this Subsection 5.02(c) in any Tax Deposit Year shall be reconciled with amounts actually billed to Landlord for the same Tax Deposit Year, and provided there is any surplus remaining after the credit to Tenant and provided Tenant shall not then be in default under any of the provisions of this Lease, Landlord shall, at Landlord's option, either refund the amount of the surplus to Tenant within thirty (30) days following the end of the Tax Deposit Year or apply the surplus amount against any other amounts then due from Tenant to Landlord. If upon the reconciliation there is any deficiency in the amount of Taxes paid by Tenant, Landlord shall bill Tenant and Tenant shall pay the additional amount on the first day of the next month.

     5.03(a) Inclusion in Operating Costs.  Tenant shall pay its Proportional
             ----------------------
Share of the Operating Costs for the Property. As used in this Lease, the term "Operating Costs" means any and all expenses, costs and disbursements (other than Taxes) of every kind and nature whatsoever, which are paid or accrued by Landlord in connection with the management, maintenance, operation or repair of the Building, including, without limitation;

     (I)    Costs of supplies;

     (ii) Costs incurred in connection with obtaining and providing energy for the Building, including but not limited to, costs of propane, butane, natural gas, steam, electricity, fuel oils, coal or any other energy sources, except if separately metered to the Leased Premises, in which case Tenant shall pay 100% of its metered amount;

     (iii)  Costs of water and sanitary sewer and storm drainage services;

     (iv) Costs of general maintenance and repairs, including costs of heating, ventilation and air conditioning systems and the cost of exterior building and roof maintenance and repairs;

     (v)    Cost of insurance;

     (vi)   Costs of maintenance and replacement of landscaping;

     (vii) Labor costs associated with operation and maintenance of the Building; and management fees. Management fees are currently at 5.5% of Rental Revenue.

 (b) Exclusion from Operating Costs.  "Operating Costs" shall not include:
     ------------------------------

          (i) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

          (ii) Leasing commissions, advertising, advertising expenses, and other costs incurred in leasing space in the Building;

          (iii)   Costs of repairs or building necessitated by condemnation;

          (iv) Any interest on borrowed money or debt amortization, except as specifically set forth above;

          (v)     Depreciation on the Building;

          (vi) Any settlement, payment or judgment incurred by Landlord or the Building manager due to their willful misconduct or gross negligence, as established by a court of law, which is not covered by insurance proceeds;

          (vii) Cost of any damage to the building caused directly by Landlord's willful misconduct or gross negligence, as established by a court law, which is not covered by insurance proceeds.

          (viii) Cost of structural repairs or reconstruction of any portion of the Building.

          (ix) Costs of providing utility lines to the Building or repairing such lines if they break (but not if they are plugged by Tenant's usage).

     (c) Warranties.  Tenant shall be entitled to a reimbursed for any amounts
         ----------
collected by Landlord under any manufacturer's warranty on any systems or machinery used in the Building; provided that Tenant has previously paid to Landlord the repair expense relating to Landlord's warranty claim.


     (d) Payment.  Beginning on the Commencement Date, Landlord shall supply
         -------
Tenant with written notice of Landlord's estimate of the Operating Expenses that will be incurred or accrued during the current calendar year (the "Deposit Year"). On or before the first day of each month during such Deposit Year, Tenant shall pay to Landlord one-twelfth of Tenant's Proportionate share of the estimated amount. If the monthly deposit amount is not determined in time for Tenant to make the first payment on January 1 of the Deposit Year, then the first monthly payment shall be due on the first day of the month immediately following the date Landlord supplies Tenant with notice of the amount and the first monthly payment(s) shall also include a payment equal to one-twelfth of such additional sum multiplied by the number of calendar months which have elapsed during the Deposit Year prior to the date Tenant makes its first payment. If the total of the estimated payments made by Tenant during the Deposit Year are less than Tenant's obligation under this Lease for Operating Costs for the Deposit Year, then Tenant, within thirty (30) days of the billing therefor, shall pay the deficiency to Landlord. If the total of the Tenant's estimated payments for the Deposit Year exceed Tenant's obligation for excess Operating Costs for such year, then the surplus shall be handled in the manner provided in the last sentence of Section 5.02(c).

     5.04  Audit and Adjustment Procedures.
           -------------------------------

     (a) The annual determination and statement of Taxes and Operating Costs shall be prepared in accordance with generally accepted accounting principles. In the event of any dispute as to any Rent due under this Lease, Tenant shall have the right to inspect Landlord's accounting records relative to Taxes and Operating Costs at the office in which Landlord maintains its records during normal business hours at any time following the furnishing by Landlord to Tenant of the statement. Any errors shall be adjusted accordingly.

     (b) If the Term of this Lease commences on any day other than the first day of March 26, 1997, or if the Term of this Lease ends on any day other than
       --------------
the last day of November 14, 1999, any payment due to Landlord by reason of an
                -----------------
increase in Taxes or Operating Costs shall be prorated on the basis by which the number of days in such partial year bears to 365.

     (c)   All sums which Tenant is required to pay or discharge pursuant to
Section 5 of this Lease in addition to Base Rent, together with any interest or other sums which may be added for late payment, shall constitute "Rent".

                                   SECTION 6

                                  HOLDING OVER
                                  ------------

     6.01  Rent Increase.  Should Tenant hold over after the termination of this
           -------------
Lease , whether the termination occurs by lapse of time or otherwise, Tenant shall become a tenant from day-to-day upon each and all of the terms herein provided as may be applicable to such a tenancy, and any such tenancy shall not constitute an extension of this Lease; provided, however, during the period as a tenant from day-to-day, Tenant shall pay Base Rent at 140% the rate payable for the month immediately preceding the date of termination of this Lease and, in addition, Tenant shall reimburse Landlord for all damages (consequential, as well as direct) sustained by it by reason of Tenant's occupying the Premises past the termination date. Alternatively, at the election of Landlord and expressed in a written notice to Tenant and not otherwise, the retention of possession past the termination date shall constitute a month-to-month tenancy upon each and all of the terms of this Lease as may be applicable to a month-to-month tenancy. The provisions of this paragraph shall not exclude nor waive Landlord's right of re-entry or any other right hereunder.


                                   SECTION 7
                                   ---------

                               BUILDING SERVICES
                               -----------------


     7.01  Interruption of Standard Services.  Tenant agrees that Landlord shall
           ---------------------------------
not be liable for failure to supply any heating, air conditioning, janitorial services, electric current, or any other utility during any period when Landlord uses reasonable diligence to restore or to supply such services or utility. Landlord reserves the right to temporarily discontinue such services at times as may be necessary by reason of accident, repairs, alterations, or improvements, or whatever by reason of strikes, lockouts, riots, acts of God, or any other happening or occurrence beyond the reasonable control of Landlord, provided such discontinuance does not substantially interfere with Tenant's business operations.

     7.02  Telephone.  Tenant shall separately arrange with the applicable local
           ---------
public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for the services by the authority or utility, and the failure of Tenant to obtain or to continue to receive the services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease. Landlord shall supply sufficient telephone lines into the Building for Tenant's connection.


     7.03  Above-Standard Service Requirements.  If heat-generating machines or
           -----------------------------------
any equipment cause the temperature in the Premises, or any part, to exceed the temperatures that the Building's air conditioning and other cooling systems would be able to maintain in the Premises were it not for the heat-generating equipment then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. If Tenant requires electric current, water, or any other energy in excess of that which is reasonably obtainable from existing electrical outlets or water pipes, and which is, in Landlord's opinion, above normal for use of the Premises, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess electric, water, or other energy requirements, Tenant shall, on demand, pay all costs of meter service and installation of facilities necessary to measure and/or furnish such excess capacity. Tenant shall also pay the entire cost of such additional electricity, water, or other energy used.

                                   SECTION 8

                             CONDITION OF PREMISES
                             ---------------------

     8.01  Acceptance Upon Possession.  Tenant, by taking possession of the
           --------------------------
Premises, shall be deemed to have agreed that the Premises were, as of the date of taking possession, in good order, repair, and condition and satisfactorily completed in accordance with Landlord's obligations under this Lease. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises, the Building, or the Property and no representation or warranty, express or implied, respecting the condition of the Premises, the Building, or the Property has been made by Landlord to Tenant, unless the same is contained in this Lease, the Work Agreement, the Plans or some other written agreement. This Lease does not grant any rights to light or air over the Premises or the property.


                                   SECTION 9

                             USE OF LEASED PREMISES
                             ----------------------

     9.01  Use.  The Leased Premises shall not be used other than for the
           ---
purpose set forth in Section 1 of this Lease. Tenant's use shall at all times comply with all applicable laws, ordinances, regulations, or other governmental ordinances in existence.


     9.02  Hazardous Use.  Tenant agrees that it will not keep, use, sell or
           -------------
offer for sale in or upon the Leased Premises any article which may be prohibited by any insurance policy in force from time to time covering the Building. In the event Tenant's occupancy or conduct of business in or on the Leased Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as Rent within ten (10) days after bills for such additional premiums shall be rendered by Landlord. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.

     9.03  No Waste.  Tenant shall not commit, suffer, nor permit any waste,
           --------
damage, disfiguration, or injury to the Leased Premises or the Building's common areas or the fixtures and equipment located in or on the Building, or permit or suffer any overloading of the floors and shall not place any safes, heavy business machinery, or other heavy things in the Premises other than as specifically provided for in the Work Agreement and Plans, without first obtaining the written consent of Landlord and, if required by Landlord, of Landlord's architect, and shall not use or permit to be used by any part of the Leased Premises for any dangerous, noxious, or offensive trade or business, and shall not cause or permit any nuisance, noise, or action in, at, or on the Leased Premises.

     9.04  Protection Against Insurance Cancellation.  If any insurance policy
           -----------------------------------------
on the Building or any part thereof shall be canceled or if cancellation shall be threatened, or if the coverage shall be reduced or be threatened to be reduced, in any way by reason of the use of occupation of the Leased Premises or any part thereof by Tenant, any assignee or subtenant of Tenant, or by anyone permitted by Tenant to be upon the Leased Premises, and if Tenant fails to take reasonable efforts to remedy the condition giving rise to the cancellation, threatened cancellation, reduction, or threatened reduction of coverage within forty-eight (48) hours after notice or to complete the remedy within ten (10) days after notice, Landlord may, at its option, enter upon the Leased Premises and attempt to remedy the condition, and Tenant shall forthwith pay the cost to Landlord as additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Leased Premises as a result of such entry unless such damage or injury is a result of Landlord's gross negligence.


                                   SECTION 10

                              COMPLIANCE WITH LAW
                              -------------------

     10.1 Compliance.  Tenant shall not use the Premises or permit anything to
          ----------
be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statues, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts.



                                   SECTION 11

                            ALTERATIONS AND REPAIRS
                            -----------------------

     11.01 Tenant to Maintain.  Tenant shall, at its sole expense, keep the
           ------------------
Premises in good repair and tenantable condition during the Term of this Lease (Excluding roof & exterior walls which if repaired by Landlord will be recovered from tenant through common area expenses). Tenant shall not, without the prior written consent of the Landlord which shall not be unreasonably withheld so long as Tenant demonstrates financial assurance of its ability to restore the Premises to original condition, make any alterations, improvements, or additions to the Premises, including, but not limited to, partitions, wall coverings, floor coverings, and special lighting or equipment installations. If Tenant desires to make any alterations, improvements, or additions, Tenant shall first submit to Landlord plans and specifications and obtain Landlord's written approval prior to commencing any work. All alterations, improvements, or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, and office and professional equipment or other personal property). Landlord shall have the right to require Tenant to remove the alterations, improvements, or additions at Tenant's cost upon the termination of this Lease, and the repair of any damage caused to the Premises or the Building as a result of any removal shall be paid for by Tenant. Tenant shall promptly pay to Tenant's contractors, when due, the cost of all work and of all decorating, and upon completion, deliver to Landlord, if payment is made directly to Tenant's contractors, evidence of payment and waivers of all liens for labor, services, or materials. Tenant shall defend and hold Landlord, the Premises, the Building, and the Property harmless from all costs, damages, liens for labor, services, or materials relating to the work, and shall defend and hold Landlord harmless from all costs, damages, liens, and expenses related to the work. If Landlord incurs any expenses in the removal of trash or cleaning as a result of Tenant's contractor's work then Tenant agrees it shall reimburse Landlord within seven (7) days of billing.

     11.02  Protection Against Liens.  At least five (5) days prior to the
            ------------------------
commencement of any work on the Leases Premises, Tenant shall notify Landlord of the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During the progress of any work on the Leased Premises, Landlord or its representatives shall have the right to post and keep posted thereon notices such as those provided for by Sections 38-22-105(2) (C.R.S. 1973) or to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises. Landlord may also as a condition to his consent to work being performed on the Premises require Tenant to post a performance and completion bond for the benefit of Landlord in an amount equal to one and one-half times the cost of the work to be performed, provided that the total cost of the work exceeds $5,000.00.

     11.03  Condition on Surrender.  Tenant shall, at the termination of this
            ----------------------
Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use will permit, loss by ordinary wear and tear, fire, and other insured again casualty excepted, and in the state of broom cleanliness.

     11.04  Damage by Tenant.  If any part of the Building or other improvements
            ----------------
become damaged or are destroyed through the negligence, carelessness, or misuse of Tenant, its servants, agents, employees, or anyone permitted by Tenant to be in the Building, or through Tenant or such parties, then the cost of necessary repairs, replacements, or alterations shall be borne by Tenant, who shall, on demand, forthwith pay the same to Landlord as Rent.

                                   SECTION 12
13

                                  ABANDONMENT
                                  -----------

     12.01  Disposition of Personal Property".  Tenant shall not vacate or
            ---------------------------------
abandon the Premises at any time during the Lease Term, and if Tenant shall abandon, vacate, or surrender (whether at the end of the stated Term or otherwise) the Premises, or shall be dispossessed by process of law or otherwise, then any personal property belonging to Tenant left on the Premises shall be deemed abandoned and may be sold or otherwise disposed of by Landlord without any liability to Tenant whatsoever. Tenant shall not at any time remove Landlord's property or any fixtures constituting property of Landlord from the Premises. Any removal of Landlord's property from the Premises by Tenant shall constitute a material breach of this Lease and Landlord shall have the right to take all reasonable steps to stop or prevent such breach without such actions constituting a constructive eviction of Tenant.


                                   SECTION 13

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     13.01  Limitation on Assignment or Subletting.  Tenant shall not assign
            --------------------------------------
this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or shall not suffer any other person to occupy or use the Premises or any portion thereof, without the written consent of Landlord first had and obtained, which consent may not be unreasonably withheld. Neither this Lease nor any interest there in shall be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent may not be unreasonably withheld.

     13.02  Acceptance of Performance No Waiver.  If this Lease is assigned, or
            -----------------------------------
if the Premises or any part are sublet or occupied by anybody other than Tenant, Landlord may, upon default by Tenant, collect the rent from the assignee, subtenant, or occupant and apply the net amount collected to the Rent. Upon assignment pursuant to the terms of this section, Tenant shall be relieved of further liability under this Lease as to the assigned premises. Consent by Landlord to any one assignment or subletting shall not in any way be construed as relieving Tenant from obtaining the Landlord's express written consent to any further assignment or subletting.

     13.03  Landlord to Approve Documents.  All documents utilized by Tenant to
            -----------------------------
evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its attorney. Tenant shall pay on demand all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation which shall not exceed $500.

                                   SECTION 14

                             SIGNS AND ADVERTISING
                             ---------------------
14

     Tenant shall not install, paint, display, inscribe, place, or affix any sign, picture, advertisement, notice, lettering, or direction in the interior of the Leased Premises which is visible from the outside of the Building or on the exterior of the Building without the prior written consent of Landlord unless provided for in the Plans.



                                   SECTION 15

                     DAMAGE TO PROPERTY, INJURY TO PERSONS
                     -------------------------------------

     15.01  Damage by Tenant.  Tenant agrees to pay for all damage to the
            ----------------
Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances, or caused by any licensee, contractor, agent, or employee of Tenant. Notwithstanding the foregoing provisions, neither Landlord nor Tenant shall be liable to one another for any loss, damage, or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage, or injury from an insurer and the insurance company is bound by this waiver of liability.

     15.02  Tenant's Property.  Particularly, but not in limitation of the
            -----------------
foregoing paragraph, all property belonging to Tenant, or any occupant of the Premises, that is in the Building or the Premises, shall be there at the risk of Tenant or other person only, and Landlord or its agents or employees (except in the case of gross negligence of Landlord or its agents or employees) shall not be liable for: (I) damage to or theft or misappropriation of such property; (ii) any damage to property entrusted to Landlord, its agents, or employees, if any;
(iii) loss of or damage to any property by theft or otherwise, by any means whatsoever; (iv) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street, subsurface, or from any other place, or resulting from dampness or any other cause whatsoever; or (v) interference with the light, air, or other incorporeal hereditament. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of observed defects in the Building, its fixtures or equipment.



                                   SECTION 16
                               TENANT'S INSURANCE
                               ------------------

     16.01  Insurance.  Tenant shall, during the entire Term of this Lease, at
            ---------
its sole cost and expense, obtain, maintain, and keep in full force and effect the following types of insurance:

     (a) Fire and extended coverage insurance, including endorsements for vandalism, malicious mischief, theft, sprinkler leakage, covering all of Tenant's property, including, but not limited to, furniture, fittings, equipment, installations, alterations, additions, partitions, fixtures, and anything in the nature of a leasehold improvement in an amount equal to the full replacement cost of such property without deduction for depreciation. If there is a dispute as to the amount which comprises full replacement cost, the decision of Landlord shall be conclusive;

     (b) Public liability insurance, including bodily injury and property damage, personal injury, contractual liability with respect to all claims, demands, or actions by any person, firm, or corporation, in any way arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises or Tenant's use of the Premises. Such policies shall be written on a comprehensive basis, with limits not less than $1,000,000.00, and such higher limits as Landlord or the mortgagees of Landlord may require from time to time, but may not be unreasonably required;

     (c) Any other form or forms of insurance as the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself;

     (d) Business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earning attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

     16.02  Evidence.  All policies shall be taken out with insurers acceptable
            --------
to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance or, if required by Landlord or the mortgagees of Landlord, copies of each such insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than five (5) days after Tenant takes possession of all or any part of the Leased Premises. All policies shall require that at least thirty (30) days' prior written notice be delivered to Landlord s by the insurer prior to termination, cancellation, or material change in such insurance.

     16.03  Proceeds.  Tenant agrees that in the event of damage or destruction
            --------
to the leasehold improvements in the Leased Premises covered by insurance required to be taken out by Tenant pursuant to this Section, Tenant shall use the proceeds of the insurance for the purpose of building leasehold improvements as mutually agreed upon between Landlord and Tenant. If Landlord and Tenant cannot agrees as to the new improvements within thirty (30) days, then Tenant shall replace the identical improvements that were destroyed. In the event of damage or destruction of the Building entitling the Landlord to terminate this Lease pursuant to Section 17, then, if the Leased Premises have also been damaged, Tenant will pay to Landlord al of its insurance proceeds relating to the leasehold improvements in the Leased Premises, and if the Leased Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Leased Premises.


                                  SECTION 17

                             DAMAGE OR DESTRUCTION
                             ---------------------

     17.01  Right to Terminate.  If the Premises or the Building are damaged by
            ------------------
fire or other insured casualty, and the insurance proceeds have been made available by the holder of holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available, provided such repairs can, in Landlord's reasonable discretion, be completed within one hundred twenty (120) days after the occurrence of such damage, without the payment of overtime or other premiums. Until the repairs are completed, the Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business; provided, however, if the damage is due to the fault or neglect of tenant or its employees, agents, or invitees, there shall be no abatement of Rent. If repairs cannot, in Landlord's reasonable discretion, be made within said one hundred twenty (120) day period, Landlord shall notify Tenant within sixty (60) days of the date of occurrence of the damage as to whether or not Landlord elects to make the repairs. If Landlord elects not to make the repairs, then either party may, by written notice to the other cancel this lease as of the date of the occurrence of the damage. Except as provided in this Section 17, there shall be no abatement of Rent and no liability of Landlord by reason of any injury, inconvenience, temporary limitation of access or interference to or with Tenant's business or property arising from the making of any necessary repairs, or any alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances, and equipment therein necessitated by the damage. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provision of this Lease, and that Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvement installed in the Premises by or for Tenant at Tenant's cost.

     17.02  Landlord's Insurance.  Landlord covenants and agrees that,
            --------------------
throughout the Lease Term, it will insure the Building (excluding foundations, excavations and other noninsurable items) and the machinery, boilers, and equipment contained therein owned by Landlord (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Section 16 thereof) against damage by fire and extended perils coverage in such reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. Landlord will also, throughout the Term, carry public liability, property damage and loss of rent insurance with respect to the operation of the Premises in reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. Landlord may, but shall not be obligated to, take out and carry any other form and forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable. Tenant shall pay for all such insurance carried by Landlord as an Operating Cost, provided that such insurance is not duplicative of the insurance obtained pursuant to Section 16.01. Notwithstanding any contribution by Tenant to the cost of insurance premiums, Tenant acknowledges that it has no right to receive any proceeds from the insurance policies carried by Landlord, and that the insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.


                                  SECTION 18

                               ENTRY BY LANDLORD
                               -----------------

     Landlord and its agents, upon giving 24 hours notice, shall have the right to enter the Premises during normal business hours for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord to Tenant hereunder, to show same to prospective purchasers or tenants of the Premises, and to make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter by means of a master key, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises. Landlord may enter the Premises at any time in the case of an emergency.


                                  SECTION 19

                               DEFAULT BY TENANT
                               -----------------

     19.01  Events of Default.  Each one of the following events if referred to
            -----------------
as an "Event of Default":

     (a) Tenant shall fail to make due and punctual payment of Rent or an other amounts payable hereunder, and such failure shall continue for fifteen
(15) days after receipt of written notice from Landlord.

     (b) Tenant shall vacate or abandon the Premises, or remove leasehold improvements or fixtures constituting property of Landlord;

     (c) This Lease shall be transferred to or shall pass to or devolve upon any other person or party except in the manner set forth in Section 13;

     (d) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and said attachment shall not be discharged or disposed of within thirty (30) days after the levy;

     (e) The filing of any petition or the commencement of any case or proceeding by the Tenant under any provision or chapter of the Federal Bankruptcy Act, the Federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; or the adjudication that the Tenant is insolvent or bankrupt, or the entry of an order for relief under the Federal Bankruptcy Code with respect to Tenant;

     (f) The filing of any petition or the commencement of any case or proceeding described in Subsection (e) above against the Tenant, unless the petition and all proceedings initiated thereby are dismissed within sixty (60) days from the date of the filing; the filing of an answer by Tenant admitting the allegations of any such petition; or the appointment of or taking possession by a custodian, trustee or receiver for all or any assets of the Tenant, unless such appointment is vacated or dismissed within sixty (60) days from the date of such appointment or taking of such possession.

     (g) Tenant shall fail to take possession of the Premises thirty (30) days following the earlier of the date the Premises are Ready for Occupancy or the Commencement date; or

     (h) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, and such non-performance shall continue for a period of thirty (30) days after written notice by Landlord to Tenant, or if such performance cannot be reasonably had within such thirty (30) day period, Tenant shall not in good faith have commenced such performance within such thirty (30) day period and shall not thereafter diligently proceed to completion.

     19.02  Remedies of Landlord.  If any one or more events of default shall
            --------------------
happen, then Landlord shall have the right at Landlord's election, then or at any time thereafter without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenants or prior conditions and without terminating this Lease. Should Landlord elect to reenter as provided in this Subsection, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law including a proceeding for possession pursuant to Colorado's Forcible Entry and unlawful Detainer Statutes, Landlord may, from time to time, without terminating this Lease either;

     (a) (i) Relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for a term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on conditions and upon other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rents. Landlord shall use reasonable efforts to relet the Premises and maximize the income generated by the Premises. No reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and unlawful detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant written notice, in which event the Lease will terminate as specific in the notice.

          (ii) If Landlord elects to take possession of the Premises as provided in this Subsection (a) without terminating the Lease, Tenant shall pay to Landlord (1) the Rent and other sums due under this Lease which would be payable if repossession had not occurred, less (2) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with the reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling and repair costs and expenses of preparation of the reletting. If, in connection with any reletting, the new lease terms extends beyond the existing term, or the premises covered include other premises not part of the Premises, a fair apportionment of the rent received from the reletting and the expenses incurred in connection with the reletting will be made in determining the net proceeds received from reletting. In addition, in determining the net proceeds from reletting, any rent concession will be apportioned over the term of the new Lease;or

     (b) To give Tenant written notice of intention to terminate this Lease on the date of the notice, or on any later date specified in the notice. Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability under this Lease, as if the expiration of the term fixed in the notice were the end of the term originally demised, including as extended by the exercise of any options granted to Tenant. If this Lease is terminated pursuant to the provisions of this Subsection (b), or terminated pursuant to a proceeding for possession under the Colorado Forcible Entry and

Unlawful Detainer Statutes, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant under this Lease for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in Subsection (a) above. Landlord shall be entitled to collect damages from Tenant monthly on the days on which the Rent and other amounts would have been payable if this Lease had not been terminated.

     19.03  Cumulative Remedies.  Suit or suits for the recovery of the Rent and
            -------------------
other amounts and damages may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease shall be deemed to require Landlord to await the date when this Lease or its Term would have expired by limitation had there been no default by Tenant, or no termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise including but not limited to suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorney's fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be paid by Tenant to Landlord.

     19.04  No Waiver.  No failure by Landlord to insist upon the strict
            ---------
performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach, and no acceptance of full or partial payment of Rent during the continuance of any breach, shall constitute a waiver of any breach or of the agreement to be performed or complied with by Tenant, and no breach shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

     19.05  Bankruptcy.  Nothing contained in this Section 19 shall limit or
            ----------
prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding, and in effect at the time when such damages are to be proved, whether or not the amount is greater, equal to or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an event of default only when the proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.


                                  SECTION 20

                                     TAXES
                                     -----

     During the Term hereof, Tenant shall pay, prior to delinquency, all business and other taxes, charges, notes, duties and assessments levied, and rates or fees imposed, charged, or assessed against or in respect of Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises, and shall hold Landlord harmless from and against all payment of such taxes, charges, notes, duties, assessments, rates, and fees, and against all loss, costs, charges, and expenses occasioned by or arising from any and all such taxes, charges, notes, duties, assessments, rates, and fees, any and all taxes. Tenant shall cause the fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real and personal property of Landlord. If any or all of Tenant's fixtures, furnishing, equipment, and other personal property shall be assessed and taxes with Landlord's real property, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. Tenant shall also timely provide Landlord with copies of all personal property, self-employment, sales, use and unemployment tax returns within thirty
(30) days after they are filed with the appropriate government offices, together with any correspondence or tax bill pertaining to any tax that is not paid when due according to the taxing authority. Tenant agrees to provide personal financial statements at regular intervals if so requested by any lender holding a security interest in the Property or the Building. All of the above documents shall be considered confidential and only disclosed or used for Landlord's appropriate business purposes.


                                  SECTION 21

                                EMINENT DOMAIN
                                --------------
22

     If the Building, or a substantial part thereof, or a substantial part of the Premises, shall be lawfully taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi-public use or purpose, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority. Tenant hereby assigns to Landlord Tenant's interest if any, in the award. Current Rent shall be apportioned as of the date of termination. If any part of the Building, other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than sixty (60) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award, or in any judgment for damages, or in any proceeds of any sale made under any threat of condemnation of taking. Nothing in this Section shall prevent Tenant from making and pursuing a claim against the condemning authority in its own right for termination of its leasehold interest. If this Lease is not canceled, the Lease shall continue in full force and effect, without abatement or reduction of Rent.


                                  SECTION 22

                 SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST
                 ---------------------------------------------

     22.01  Lease Subordinate to Mortgages.
            ------------------------------

     (a) This Lease and the rights of Tenant shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building, the Property or both, and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made now or in the future. Although the subordination shall be self-operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by landlord, subordinating, in the manner reasonable requested by Landlord, this Lease to any mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all subordination instruments if Tenant fails to execute the instruments within ten (10) days after notice from Landlord demanding their execution. The notice may be given in the manner provided for giving notice below.

     (b) Should any mortgage or deed of trust affecting the Building, the Property or both be foreclosed, then; (I) the liability of the mortgagee, beneficiary or purchaser at the foreclosure sale to Tenant shall exist only so long as the mortgagee, beneficiary, or purchaser is the owner of the Building and/or Property and the liability shall not continue or survive after further transfer of ownership; and (ii) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale and this Lease shall continue in force and effect as a direct lease between and binding upon Tenant and the purchaser at any foreclosure sale. As used in this Section 22, "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

     22.02  Tenant's Notices.  In the event of any act or omission by Landlord
            ----------------
under this Lease which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until:

     (a) it has given thirty days written notice (by United States certified or registered mail, postage prepaid) of such act or omission to the holder of any mortgage or deed of trust on the Property (whose names and addresses Landlord agrees will be furnished to Tenant on request) with a copy to Joel C. Davis, Dietze & Davis, P.C., P.O. Box 1530, Boulder, Colorado 80306; and

     (b) any holder of any mortgage or deed of trust on the Property shall, following the giving of such notice, have failed with reasonable diligence to commence and to pursue reasonable action to remedy the act or omission.


                                  SECTION 23

                                    WAIVER
                                    ------

     The waiver by Landlord of any breach of any term, covenant, or condition in this Lease shall not be deemed to be a waiver of the term, covenant, or condition, or any subsequent breach of the same or any other term, covenant or conditions. The acceptance of Rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant, or condition of this Lease, it being understood and agreed that the remedies given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.


                                  SECTION 24

                                  SUBROGATION
                                  -----------

     The parties to this Lease agree that any and all fire and extended coverage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing, prior to a loss, any and all right of recovery against any party for loss occurring to the property described herein." Each party waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party, and notwithstanding any provisions contained in this Lease to the contrary) to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under the insurance.


                                   SECTION 25

                                PLATS AND RIDERS
                                ----------------

     Appendices, clauses, plats, and riders, if any, referred to in this Lease and signed or initialed by Landlord and Tenant and affixed to this Lease are hereby incorporated in any made a part of this Lease.


                                   SECTION 26

                                SALE BY LANDLORD
                                ----------------

    In the event of a sale or conveyance or transfer by Landlord of its interest in the Property and/or in the Building containing the Premises, and/or in this Lease, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in favor of Tenant, and in that event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such conveyance or transfer, and Tenant agrees to attorn to such purchaser or transferee.


                                   SECTION 27

                          RIGHT OF LANDLORD TO PERFORM
                          ----------------------------

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it, or shall fail to perform any other act on its part to be performed, and the failure shall continue for thirty (30) days after written notice by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any payment or perform any other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest at the rate of one and one-half percent (1-1/2%) per month from the date of a payment by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant, as in the case of default by Tenant in the payment of Rent.


                                   SECTION 28

                                ATTORNEY'S FEES
                                ---------------

     In the event of any litigation or arbitration between Tenant and Landlord to enforce any provision of this Lease or any right of either party, the unsuccessful party to such litigation or arbitration shall pay to the successful party al costs and expenses, including reasonable attorney's fees, incurred. Moreover, if Landlord, without fault, is made a party to any litigation instituted by or against Tenant, Tenant shall indemnify Landlord against, and protect, defend, and save it harmless from, all costs and expenses, including attorney's fees, incurred by Landlord. To the extent permitted by law, Landlord and Tenant hereby waived the right to a jury trial in any legal action or proceeding relating to this Lease.


                                   SECTION 29

                              ESTOPPEL CERTIFICATE
                              --------------------

     Tenant shall, at any time and from time to time, upon not less than ten
(10) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the Rent and other charges are paid, and acknowledging that Tenant is paying Rent on a current basis with no offsets or claims, and there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying the offsets, claims, or defaults, if any are claimed). It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the Building or by any other person to whom it is delivered. Tenant's failure to deliver the statement within the required time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than two (2) months' rental has been paid in advance.

                                  SECTION 30

                                    NOTICE
                                    ------

     Any notice from Landlord to Tenant or from Tenant to Landlord shall be in writing and may be served personally or by mail. If served by mail, it shall be mailed by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of Rent. Notices shall be effective when delivered, if served personally, or three (3) days after mailing, if mailed. If no one at the premises is available to accept the notice, then it shall be deemed effective upon the second refusal or uncompleted mail delivery attempt.


                                  SECTION 31

                                RIGHTS RESERVED
                                ---------------

     Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person, or business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for set-off or abatement of rent:

     (a)  To change the Building's name or street address;

     (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building;

     (c) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks or bolts shall be altered, changed, or added without the prior written consent of Landlord;

     (d) To have and retain a paramount title to the Premises, free and clear of any act of Tenant.


                                  SECTION 32

                              REAL ESTATE BROKER
                              ------------------

     Tenant represents that Tenant has dealt directly with Landlord in connection with this Lease, and that insofar as Tenant knows, no broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith. Any payment for services relative to this Lease shall be the responsibility of the Tenant.


                                  SECTION 33

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     (a) The words "re-enter", or "re-entry", as used in this Lease, are not restricted to their technical legal meaning. The term "Landlord", as used in this Lease, means only the landlord from time to time, and upon conveying or transferring its interest, Landlord shall be relieved from any further obligation or liability pursuant to Section 27.

     (b) Time is of the essence of this Lease and of each and all of its provisions.

     (c) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution by both Landlord and Tenant.

     (d) The invalidity or unenforceability of any provision in this Lease shall not affect or impair any other provisions.

     (e) This Lease shall be governed by and construed pursuant to the laws of the State of Colorado.

     (f) Should any mortgagee or beneficiary under a deed of trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will not in any other way substantially change the rights and obligations or Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

     (g) All rights and remedies of Landlord under this Lease, or those which may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any rights or remedies, including distress for rent, unlawful detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and be executed by Landlord in its own name individually or in its name by its agent. Landlord and Tenant each represent to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available to Landlord, either by the provisions of this Lease or otherwise, may be enforced by Landlord in its own name individually or in its name by its agent or principal.

     (h) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (i) Tenant acknowledges that there are no covenants, representations, warranties, agreements, or conditions, expressed or implied, collateral or otherwise, forming part of or in any way effecting or relating to this Lease except as expressly set out in this Lease and the attachments and exhibits to this Lease, and that the terms and provisions of this Lease may not be modified or amended except by written instrument by both Landlord and Tenant.


                                  SECTION 34

                            SUCCESSORS AND ASSIGNS
                            ----------------------

     Subject to the terms and provisions of Section 28, the covenants and conditions contained in this Lease shall apply to and bind the respective heirs, successors, executors, administrators, and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.


                                  SECTION 35

                                QUIET ENJOYMENT
                                ---------------

     Subject to the terms and provision of this Lease, Landlord covenants and agrees that Tenant, upon complying with all of the obligations of Tenant under this Lease shall peaceably and quietly enjoy the Premises and Tenant's rights under this Lease during its Term, without hindrance by Landlord or any persons claiming under Landlord.


                                  SECTION 36

                                   RECORDING
                                   ---------

     This Lease shall not be recorded by Landlord or Tenant.

                                  SECTION 37

                             RELIANCE BY LANDLORD
                             --------------------

     As of the date of executing this Lease, the Premises consist of unimproved real property. Landlord intends to proceed with construction of the Premises in reliance upon Tenant's covenants, obligations and representations contained in this Lease. Tenant hereby acknowledges and accepts Landlord's reliance in this regard. As additional consideration from Tenant to Landlord, Tenant hereby agrees to provide updated business financial statements and tax returns not less frequently than annually.


                                  SECTION 38

                               OPTION TO EXTEND
                               ----------------

                                      N/A


                                  SECTION 39

                                SECURITY DEPOST
                                ---------------

                                      N/A



LANDLORD:


By: _______________________________
    Terrence J. O'Connor

TENANT:

                 BI, Inc.
    -------------------------------

By: _______________________________


    _______________________________
    McKinley C. Edwards, Jr.
    Chief Operating Officer

                                     LEASE

THIS LEASE made this 9th day of February, 1996, between BI, Inc., ("Tenant"),
                     ---        --------
and TERRENCE O'CONNOR ("Landlord").
    -----------------

                                  WITNESSETH:

                                    DEMISE
                                    ------

     Landlord does hereby lease to Tenant and Tenant hereby hires from Landlord an approximate 15,000 square feet (the "Premises," or, alternatively, the "Leased Premises") in The Point II (the "Building"), which Building is situated on land described as 6325 Gunpark Drive (the "Property"), together with a non-exclusive right, subject to the provisions of this Lease, to use all appurtenances thereto, including, but not limited to, any plazas ,common areas, walks, ways or other areas in the Building or on the Property designated by Landlord for the exclusive or nonexclusive use of the tenants of the Building. Lease shall commence on April 1, 1996 for Three Thousand square feet (3,000) and April 1, 1997 for Twelve Thousand square feet (12,000).

     The Lease is upon and subject to the terms, conditions, and covenants set forth below and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of the terms, conditions, and covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.

                                   SECTION 1

                                    PURPOSE
                                    -------

     1.01  Use of Premises.  The Premises are to be used for light
           ---------------
manufacturing, warehousing, and related office functions, provided that such uses comply with all zoning and use restrictions, and for no other purpose without the prior written consent of Landlord.

                                   SECTION 2

                                     TERM
                                     ----

     2.01  Primary Term.  The Term of this Lease shall be for a period of One
           ------------                                                   ---
hundred seventy-three-three(173) months, commencing at 12:01 a.m. on the
---------------------------
Commencement Date, May 1. 1996, and ending at 5:00 p.m., Denver time, September
                   -----------                                        ---------
30, 2010 (the "Primary Lease Term").
--------

                                   SECTION 3

                          COMPLETION OF THE PREMISES
                          --------------------------

                                      N/A

                                   SECTION 4

                                     RENT
                                     ----

     4.01  Base Rent.  Tenant agrees to pay Landlord during the full Primary
           ---------
Lease Term the sum of $ 2,506,752, payable in advance in equal monthly
                        ---------
installments of as follows (the "Base Rent") for the Premises:

               1996  May - Sept.  $  2060    Oct. - Dec. $2163
               1997  Jan. - Mar.  $  2163    April - Sept.$10,813  Oct. - Dec. $11,354
               1998  Jan. - Sept. $11,354    Oct. - Dec. $11,922
               1999  Jan. - Sept. $11,922    Oct. - Dec. $12,518
               2000  Jan. - Sept. $12,518    Oct. - Dec. $13,144
               2001  Jan. - Sept. $13,144    Oct. - Dec. $13,801
               2002  Jan. - Sept. $13,801    Oct. - Dec. $14,491
               2003  Jan. - Sept. $14,491    Oct. - Dec. $15,216
               2004  Jan. - Sept. $15,216    Oct. - Dec. $15,977
               2005  Jan. - Sept. $15,977    Oct. - Dec. $16,775
               2006  Jan. - Sept. $16,775    Oct. - Dec. $17,614
               2007  Jan. - Sept. $17,614    Oct. - Dec. $18,495
               2008  Jan. - Sept. $18,495    Oct. - Dec. $19,420
               2009  Jan. - Sept. $19,420    Oct. - Dec. $20,391
               2010  Jan. - Sept. $20,391

The first full monthly installment of Base Rent shall be payable on the Commencement Date and each succeeding monthly installment shall be due and payable on or before the first day of each and every successive calendar month thereafter during the Primary Lease Term. On October lst of each year of the Lease, starting October 1, 1996 the Lease Rate shall increase by five (5) percent.

     4.02  No Offsets.  The Base Rent and all other sums or changes required by
           ----------
this Lease to be paid by Tenant to Landlord, (all of which are sometimes collectively referred to as "Rent") shall be paid to Landlord without deduction or offset, in lawful money of the United States of America, at the office of Terrence O'Connor, 1600 38th Street, Suite 203, Boulder, Colorado, 80301, or to such other person or at such other place as Landlord may from time to time designate in writing.

     4.03  Interest on Late Payments.  Any Rent or other amount due from Tenant
           -------------------------
to Landlord under this Lease not paid within five (5) days of when due shall bear interest from the date due, computed on a daily basis, until the date paid, at the rate of one and one-half percent (1-1/2%) per month until paid, but the payment of the interest shall not excuse nor cure any default by Tenant under this Lease.

     4.04  Late Payment Charge.  Further, and notwithstanding the interest
           -------------------
charges provided for in the preceding subsection 4.03, if any Rent or other amounts owing hereunder are not paid within five (5) days of when due, Landlord and Tenant agree that Landlord will incur additional administrative and financial expenses and inconveniences the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional one-time late charge for any late monthly payment in the amount of five percent (5%) of the amount of the payment.

                                   SECTION 5

                  TAXES AND OPERATING COST ADJUSTMENT FORMULA
                  -------------------------------------------

     5.01    Additional Rent.  In addition to Base Rent, Tenant shall reimburse
             ---------------
Landlord for the Taxes and Operating Costs of the Building in the manner, at the times, and in the amounts set forth in this Section 5.

     5.02(a) Taxes.  The Rent payable by Tenant shall be increased by the amount
             -----
of "Tenant's Proportional Share" of the Taxes on the Property. Tenant's Proportional Share shall be 7.4% based upon Tenant's occupancy of 3000 square
                            -----                                 ----
feet out of a total building rental space of 40,628 square feet as percentage of
                                             -------
occupancy increases, proportion shall increase by an equivalent amount. In determining the amount of Taxes for any calendar year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment which would have been required to have been paid during such calendar year if Landlord had elected to have the special assessment paid over the maximum period of time permitted by law, if the election is available to Landlord. All reference to Taxes "for' and "billed for" a particular calendar year shall be deemed to refer to Taxes levied, assessed, billed or otherwise imposed for such calendar year, without regard to the dates when any such Taxes are due and payable. Tenant shall not be responsible for payment of taxes for prior years except that taxes are paid one year in arrears.

     (b)     Definition.  As used in this Lease, the term "Taxes" means any and
             ----------
all general and special taxes and impositions of every kind and nature whatsoever levied, assessed, or imposed upon, or with respect to, the Premises, any leasehold improvements, fixtures, installations, additions and equipment, whether owned by Landlord or Tenant, or either because of or in connection with Landlord's ownership, leasing and operation of the Building and the Property, including, without limitation, real estate taxes, personal property taxes, general or special assessments, and duties or levies charged or levied upon or assessed against the Building and the Property and personal property, or any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and the Property, whether any such taxes are imposed by the United States, the State of Colorado, the County of Boulder, or any local governmental municipality, authority, or agency or any political subdivision. Taxes shall not included any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes.

     (c)     Payment.  Commencing with the first calendar month of this Lease,
             -------
Tenant shall pay to Landlord on the first day of each calendar month until the next upward adjustment date (which period between adjustment dates is herein called a "Tax Deposit Year') one-twelfth of the estimated amount of the Taxes. Amounts paid under this Subsection 5.02(c) in any Tax Deposit Year shall be reconciled with amounts actually billed to Landlord for the same Tax Deposit Year, and provided there is any surplus remaining after the credit to Tenant and provided Tenant shall not then be in default under any of the provisions of this Lease, Landlord shall, at Landlord's option, either refund the amount of the surplus to Tenant within thirty (30) days following the end of the Tax Deposit Year or apply the surplus amount against any other amounts then due from Tenant to Landlord. If upon the reconciliation there is any deficiency in the amount of Taxes paid by Tenant, Landlord shall bill Tenant and Tenant shall pay the additional amount on the first day of the next month.

     5.03(a) Inclusion in Operating Costs.  Tenant shall pay its Proportional
             ----------------------------
Share of the Operating Costs for the Property. As used in this Lease, the term "Operating Costs" means any and all expenses, costs and disbursements (other than Taxes) of every kind and nature whatsoever, which are paid or accrued by Landlord in connection with the management, maintenance, operation or repair of the Building, including, without limitation;

             (I)      Costs of supplies;

             (ii) Costs incurred in connection with obtaining and providing energy for the Building, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, fuel oils, coal or any other energy sources, except if separately metered to the Leased Premises, in which case Tenant shall pay 100% of its metered amount;

             (iii) Costs of water and sanitary sewer and storm drainage services;

             (iv) Costs of general maintenance and repairs, including costs of heating, ventilation and air conditioning systems and the cost of exterior building and roof maintenance and repairs;

             (v)      Cost of insurance;

             (vi)     Costs of maintenance and replacement of landscaping;

             (vii) Labor costs associated with operation and maintenance of the Building; and management fees.

     (b)     Exclusion from Operating Costs.  "Operating Costs" shall not
             ------------------------------
include:

             (i) Costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

             (ii) Leasing commissions, advertising, advertising expenses, and other costs incurred in leasing space in the Building;

             (iii)    Costs of repairs or building necessitated by condemnation;

             (iv) Any interest on borrowed money or debt amortization, except as specifically set forth above;

             (v)      Depreciation on the Building;

             (vi) Any settlement, payment or judgment incurred by Landlord or the Building manager due to their willful misconduct or gross negligence, as established by a court of law, which is not covered by insurance proceeds;

             (vii) Cost of any damage to the building caused directly by Landlord's willful misconduct or gross negligence, as established by a court law, which is not covered by insurance proceeds.

             (viii) Cost of structural repairs or reconstruction of any portion of the Building.

             (ix) Costs of providing utility lines to the Building or repairing such lines if they break (but not if they are plugged by Tenant's usage).

     (c) Warranties. Tenant shall be entitled to a reimbursed for any amounts collected by Landlord under any manufacturers warranty on any systems or machinery used in the Building; provided that Tenant has previously paid to Landlord the repair expense relating to Landlord's warranty claim.

     (d) Payment. Beginning on the Commencement Date, Landlord shall supply Tenant with written notice of Landlord's estimate of the Operating Expenses that will be incurred or accrued during the current calendar year (the "Deposit Year"). On or before the first day of each month during such Deposit Year, Tenant shall pay to Landlord one-twelfth of Tenant's Proportionate share of the estimated amount. If the monthly deposit amount is not determined in time for Tenant to make the first payment on January 1 of the Deposit Year, then the first monthly payment shall be due on the first day of the month immediately following the date Landlord supplies Tenant with notice of the amount and the first monthly payment(s) shall also include a payment equal to one twelfth of such additional sum multiplied by the number of calendar months which have elapsed during the Deposit Year prior to the date Tenant makes its first payment. If the total of the estimated payments made by Tenant during the Deposit Year are less than Tenant's obligation under this Lease for Operating Costs for the Deposit Year, then Tenant, within thirty (30) days of the billing therefor, shall pay the deficiency to Landlord. If the total of the Tenant's estimated payments for the Deposit Year exceed Tenant's obligation for excess Operating Costs for such year, then the surplus shall be handled in the manner provided in the last sentence of Section 5.02(c).

     5.04    Audit and Adjustment Procedures.
             -------------------------------

          (a) The annual determination and statement of Taxes and Operating Costs shall be prepared in accordance with generally accepted accounting principles. In the event of any dispute as to any Rent due under this Lease, Tenant shall have the right to inspect Landlord's accounting records relative to Taxes and Operating Costs at the office in which Landlord maintains its records during normal business hours at any time following the furnishing by Landlord to Tenant of the statement. Any errors shall be adjusted accordingly.

          (b) If the Term of this Lease commences on any day other than the first day of April or if the Term of this Lease ends on any day other than the
             -----
last day of September, any payment due to Landlord by reason of an increase in
            ---------
Taxes or Operating Costs shall be prorate on the basis by which the number of days in such partial year bears to 365.

          (c)  All sums which Tenant is required to pay or discharge pursuant to
Section 5 of this Lease in addition to Base Rent, together with any interest or other sums which may be added for late payment, shall constitute "Rent".

                                   SECTION 6

                                 HOLDING OVER
                                 ------------

     6.01  Rent Increase.  Should Tenant hold over after the termination of this
           -------------
Lease , whether the termination occurs by lapse of time or otherwise, Tenant shall become a tenant from day-to-day upon each and all of the terms herein provided as may be applicable to such a tenancy, and any such tenancy shall not constitute an extension of this Lease; provided, however, during the period as a tenant from day-to-day, Tenant shall pay Base Rent at 140% the rate payable for the month immediately preceding the date of termination of this Lease and, in addition, Tenant shall reimburse Landlord for all damages (consequential, as well as direct) sustained by it by reason of Tenant's occupying the Premises past the termination date. Alternatively, at the election of Landlord and expressed in a written notice to Tenant and not otherwise, the retention of possession past the termination date shall constitute a month-to-month tenancy upon each and all of the terms of this Lease as may be applicable to a month-to-month tenancy. The provisions of this paragraph shall not exclude nor waive Landlord's right of re-entry or any other right hereunder.

                                   SECTION 7

                               BUILDING SERVICES
                               -----------------


     7.01  Interruption of Standard Services . Tenant agrees that Landlord shall
           ---------------------------------
not be liable for failure to supply any heating, air conditioning, janitorial services, electric current, or any other utility during any period when Landlord uses reasonable diligence to restore or to supply such services or utility. Landlord reserves the right to temporarily discontinue such services at times as may be necessary by reason of accident, repairs, alterations, or improvements, or whatever by reason of strikes, lockouts, dots, acts of God, or any other happening or occurrence beyond the reasonable control of Landlord, provided such discontinuance does not substantially interfere with Tenant's business operations. Reasonable notice must be given by Landlord to Tenant if a temporary discontinuance is anticipated by Landlord.

     7.02  Telephone.  Tenant shall separately arrange with the applicable local
           ---------
public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone services as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for the services by the authority or utility, and the failure of Tenant to obtain or to continue to receive the services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease. Landlord shall supply sufficient telephone lines into the Building for Tenant's connection.

     7.03  Above-Standard Service Requirements.  If heat-generating machines or
           -----------------------------------
any equipment cause the temperature in the Premises, or any part, to exceed the temperatures that the Building's air conditioning and other cooling systems would be able to maintain in the Premises were it not for the heat-generating equipment then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. If Tenant requires electric current, water, or any other energy in excess of that which is reasonably obtainable from existing electrical outlets or water pipes, and which is, in Landlord's opinion, above normal for use of the Premises, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess electric, water, or other energy requirements, Tenant shall, on demand, pay all costs of meter service and installation of facilities necessary to measure and/or furnish such excess capacity. Tenant shall also pay the entire cost of such additional electricity, water, or other energy used.

                                   SECTION 8

                             CONDITION OF PREMISES
                             ---------------------

     8.01  Acceptance Upon Possession.  Tenant, by taking possession of the
           --------------------------
Premises, shall be deemed to have agreed that the Premises were, as of the date of taking possession, in good order, repair, and condition and satisfactorily completed in accordance with Landlord's obligations under this Lease. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises, the Building, or the Property and no representation or warranty, express or implied, respecting the condition of the Premises, the Building, or the Property has been made by Landlord to Tenant, unless the same is contained in this Lease, the Work Agreement, the Plans or some other written agreement. This Lease does not grant any rights to light or air over the Premises or the property.

                                   SECTION 9

                            USE OF LEASED PREMISES
                            ----------------------

     9.01  Use.  The Leased Premises shall not be used other than for the
           ---
purpose set forth in Section 1 of this Lease. Tenant's use shall at all times comply with all applicable laws, ordinances, regulations, or other governmental ordinances in existence.

     9.02  Hazardous Use.  Tenant agrees that it will not keep, use, sell or
           -------------
offer for sale in or upon the Leased Premises any article which may be prohibited by any insurance policy in force from time to time covering the Building. In the event Tenant's occupancy or conduct of business in or on the Leased Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as Rent within ten (10) days after bills for such additional premiums shall be rendered by Landlord. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.

     9.03  No Waste.  Tenant shall not commit, suffer, nor permit any waste,
           --------
damage, disfiguration, or injury to the Leased Premises or the Building's common areas or the fixtures and equipment located in or on the Building, or permit or suffer any overloading of the floors and shall not place any safes, heavy business machinery, or other heavy things in the Premises other than as specifically provided for in the Work Agreement and Plans, without first obtaining the written consent of Landlord and, if required by Landlord, of Landlords architect, and shall not use or permit to be used by any part of the Leased Premises for any dangerous, noxious, or offensive trade or business, and shall not cause or permit any nuisance, noise, or action in, at, or on the Leased Premises.

     9.04  Protection Against Insurance Cancellation.  If any insurance policy
           -----------------------------------------
on the Building or any part thereof shall be cancelled or if cancellation shall be threatened, or if the coverage shall be reduced or be threatened to be reduced, in any way by reason of the use of occupation of the Leased Premises or any part thereof by Tenant, any assignee or subtenant of Tenant, or by anyone permitted by Tenant to be upon the Leased Premises, and if Tenant fails to take reasonable efforts to remedy the condition giving rise to the cancellation, threatened cancellation, reduction, or threatened reduction of coverage within forty-eight (48) hours after notice or to complete the remedy within ten (10) days after notice, Landlord may, at its option, enter upon the Leased Premises and attempt to remedy the condition, and Tenant shall forthwith pay the cost to Landlord as additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Leased Premises as a result of such entry unless such damage or injury is a result of Landlord's gross negligence.

                                  SECTION 10

                              COMPLIANCE WITH LAW
                              -------------------

     10.1  Compliance.  Tenant shall not use the Premises or permit anything to
           ----------
be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statues, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts.


                                  SECTION 11

                            ALTERATIONS AND REPAIR
                            ----------------------

     11.01  Tenant to Maintain.  Tenant shall, at its sole expense, keep the
            ------------------
Premises in good repair and tenantable condition during the Term of this Lease. Tenant shall not, without the prior written consent of the Landlord which shall not be unreasonably withheld so long as Tenant demonstrates financial assurance of its ability to restore the Premises to original condition, make any alterations, improvements, or additions to the Premises, including, but not limited to, partitions, wall coverings, floor coverings, and special lighting or equipment installations. If Tenant desires to make any alterations, improvements, or additions, Tenant shall first submit to Landlord plans and specifications and obtain Landlord's written approval prior to commencing any work. All alterations, improvements, or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, without compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, and office and professional equipment or other personal property). Landlord shall have the right to require Tenant to remove the alterations, improvements, or additions at Tenant's cost upon the termination of this Lease, and the repair of any damage caused to the Premises or the Building as a result of any removal shall be paid for by Tenant. Tenant shall promptly pay to Tenant's contractors, when due, the cost of all work and of all decorating, and upon completion, deliver to Landlord, if payment is made directly to Tenant's contractors, evidence of payment and waivers of all liens for labor, services, or materials. Tenant shall defend and hold Landlord, the Premises, the Building, and the Property harmless from all costs, damages, liens for labor, services, or materials relating to the work, and shall defend and hold Landlord harmless from all costs, damages, liens, and expenses related to the work. If Landlord incurs any expenses in the removal of trash or cleaning as a result of Tenant's contractors work then Tenant agrees it shall reimburse Landlord within seven (7) days of billing.

     11.02  Protection Against Liens.  At least five (5) days prior to the
            ------------------------
commencement of any work on the Leases Premises, Tenant shall notify Landlord of the names and addresses of the persons supplying labor and materials for the proposed work so that Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During the progress of any work on the Leased Premises, Landlord or its representatives shall have the right to post and keep posted thereon notices such as those provided for by Sections 3822-105(2) (C.R.S. 1973) or to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises. Landlord may also as a condition to his consent to work being performed on the Premises require Tenant to post a performance and completion bond for the benefit of Landlord in an amount equal to one and one-half times the cost of the work to be performed, provided that the total cost of the work exceeds $5,000.00.

     11.03  Condition-on Surrender. Tenant shall, at the termination of this
            ----------------------
Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use will permit, loss by ordinary wear and tear, fire, and other insured again casualty excepted, and in the state of broom cleanliness.

     11.04  Damage by Tenant.  If any part of the Building or other improvements
            ----------------
become damaged or are destroyed through the negligence, carelessness, or misuse of Tenant, its servants, agents, employees, or anyone permitted by Tenant to be in the Building, or through Tenant or such parties, then the cost of necessary repairs, replacements, or alterations shall be done by Tenant, who shall, on demand, forthwith pay the same to Landlord as Rent.

                                  SECTION 12

                                  ABANDONMENT
                                  -----------

     12.01  Disposition of Personal Property.  Tenant shall not vacate or
            --------------------------------
abandon the Premises at any time during the Lease Term, and if Tenant shall abandon, vacate, or surrender (whether at the end of the stated Term or otherwise) the Premises, or shall be dispossessed by process of law or otherwise, then any personal property belonging to Tenant left on the Premises shall be deemed abandoned and may be sold or otherwise disposed of by Landlord without any liability to Tenant whatsoever. Tenant shall not at any time remove Landlord's property or any fixtures constituting property of Landlord from the Premises. Any removal of Landlord's property from the Premises by Tenant shall constitute a material breach of this Lease and Landlord shall have the right to take all reasonable steps to stop or prevent such breach without such actions constituting a constructive eviction of Tenant.

                                  SECTION 13

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     13.01  Limitation on Assignment or Subletting. Tenant shall not assign this
            --------------------------------------
Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or shall not suffer any other person to occupy or use the Premises or any portion thereof, without the written consent of Landlord first had and obtained, which consent may not be unreasonably withheld. Neither this Lease nor any interest there in shall be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent may not be unreasonably withheld.

     13.02  Acceptance of Performance; No Waiver.  If this Lease is assigned, or
            ------------------------------------
if the Premises or any part are sublet or occupied by anybody other than Tenant, Landlord may, upon default by Tenant, collect the rent from the assignee, subtenant, or occupant and apply the net amount collected to the Rent. Upon assignment pursuant to the terms of this section, Tenant shall be relieved of further liability under this Lease as to the assigned premises. Consent by Landlord to any one assignment or subletting shall not in any way be construed as relieving Tenant from obtaining the Landlord's express written consent to any further assignment or subletting.

     13.03  Landlord to Approve Documents.  All documents utilized by Tenant to
            -----------------------------
evidence any subletting or assignment to which Landlord has consented shall be subject to prior approval by Landlord or its attorney. Tenant shall pay on demand all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation which shall not exceed $500.

                                  SECTION 14

                             SIGNS AND ADVERTISING
                             ---------------------

     Tenant shall not install, paint, display, inscribe, place, or affix any sign, picture, advertisement, notice, lettering, or direction in the interior of the Leased Premises which is visible from the outside of the Building or on the exterior of the Building without the prior written consent of Landlord unless provided for in the Plans.

                                  SECTION 15

                     DAMAGE TO PROPERTY, INJURY TO PERSONS
                     -------------------------------------

     15.01  Damage by Tenant.  Tenant agrees to pay for all damage to the
            ----------------
Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances, or caused by any licensee, contractor, agent, or employee of Tenant. Notwithstanding the foregoing provisions, neither Landlord nor Tenant shall be liable to one another for any loss, damage, or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage, or injury from an insurer and the insurance company is bound by this waiver of liability.

     15.02  Tenant's Property.  Particularly, but not in limitation of the
            -----------------
foregoing paragraph, all property belonging to Tenant, or any occupant of the Premises, that is in the Building or the Premises, shall be there at the risk of Tenant or other person only, and Landlord or its agents or employees (except in the case of gross negligence of Landlord or its agents or employees) shall not be liable for: (I) damage to or theft or misappropriation of such property; (ii) any damage to property entrusted to Landlord, its agents, or employees, if any;
(iii) loss of or damage to any property by theft or otherwise, by any means whatsoever; (iv) any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, snow, water, or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street, subsurface, or from any other place, or resulting from dampness or any other cause whatsoever; or (v) interference with the light, air, or other incorporeal hereditament. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of observed defects in the Building, its fixtures or equipment.

                                  SECTION 16

                              TENANT'S INSURANCE
                              ------------------

     16.01  Insurance.  Tenant shall, during the entire Term of this Lease, at
            ---------
its sole cost and expense, obtain, maintain, and keep in full force and effect the following types of insurance:

            (a) Fire and extended coverage insurance, including endorsements for vandalism, malicious mischief, theft, sprinkler leakage, covering all of Tenant's property, including, but not limited to, furniture, fittings, equipment, installations, alterations, additions, partitions, fixtures, and anything in the nature of a leasehold improvement in an amount equal to the full replacement cost of such property without deduction for depreciation. If there is a dispute as to the amount which comprises full replacement cost, the decision of Landlord shall be conclusive;

            (b) Public liability insurance, including bodily injury and property damage, personal injury, contractual liability with respect to all claims, demands, or actions by any person, firm, or corporation, in any way arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises or Tenant's use of the Premises. Such policies shall be written on a comprehensive basis, with limits not less than $1,000,000.00, and such higher limits as Landlord or the mortgagees of Landlord may require from time to time, but may not be unreasonably required;

            (c) Any other form or forms of insurance as the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself;

            (d) Business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earning attributable to all penis commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

     16.02  Evidence.  All policies shall be taken out with insurers acceptable
            --------
to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance or, if required by Landlord or the mortgagees of Landlord, copies of each such insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than five (5) days after Tenant takes possession of all or any part of the Leased Premises. All policies shall require that at least thirty (30) days' prior written notice be delivered to Landlord's by the insurer prior to termination, cancellation, or material change in such insurance.

     16.03  Proceeds.  Tenant agrees that in the event of damage or destruction
            --------
to the leasehold improvements in the Leased Premises covered by insurance required to be taken out by Tenant pursuant to this Section, Tenant shall use the proceeds of the insurance for the purpose of building leasehold improvements as mutually agreed upon between Landlord and Tenant. If Landlord and Tenant cannot agrees as to the new improvements within thirty (30) days, then Tenant shall replace the identical improvements that were destroyed. In the event of damage or destruction of the Building entitling the Landlord to terminate this Lease pursuant to Section 17, then, if the Leased Premises have also been damaged, Tenant will pay to Landlord al of its insurance proceeds relating to the leasehold improvements in the Leased Premises, and if the Leased Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Leased Premises.

                                  SECTION 17

                             DAMAGE OR DESTRUCTION
                             ---------------------

     17.01  Right to Terminate.  If the Premises or the Building are damaged by
            ------------------
fire or other insured casualty, and the insurance proceeds have been made available by the holder of holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available, provided such repairs can, in Landlord's reasonable discretion, be completed within one hundred twenty (120) days after the occurrence of such damage, without the payment of overtime or other premiums. Until the repairs are completed, the Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business; provided, however, if the damage is due to the fault or neglect of tenant or its employees, agents, or invitees, there shall be no abatement of Rent. If repairs cannot, in Landlord's reasonable discretion, be made within said one hundred twenty (120) day period, Landlord shall notify Tenant within sixty (60) days of the date of occurrence of the damage as to whether or not Landlord elects to make the repairs. If Landlord elects not to make the repairs, then either party may, by written notice to the other cancel this lease as of the date of the occurrence of the damage. Except as provided in this Section 17, there shall be no abatement of Rent and no liability of Landlord by reason of any injury, inconvenience, temporary limitation of access or interference to or with Tenant's business or property arising from the making of any necessary repairs, or any alterations or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances, and equipment therein necessitated by the damage. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment removable by Tenant under the provision of this Lease, and that Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvement installed in the Premises by or for Tenant at Tenant's cost.

     17.02  Landlord's Insurance.  Landlord covenants and agrees that,
            --------------------
throughout the Lease Term, it will insure the Building (excluding foundations, excavations and other noninsurable items) and the machinery, boilers, and equipment contained therein owned by Landlord (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of
Section 16 thereof) against damage by fire and extended perils coverage in such reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. Landlord will also, throughout the Term, carry public liability, property damage and loss of rent insurance with respect to the operation of the Premises in reasonable amounts as would be carried by a prudent owner of a similar property in the same locale. Landlord may, but shall not be obligated to, take out and carry any other form and forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable. Tenant shall pay for all such insurance carried by Landlord as an Operating Cost, provided that such insurance is not duplicative of the insurance obtained pursuant to Section 16.01. Notwithstanding any contribution by Tenant to the cost of insurance premiums, Tenant acknowledges that it has no right to receive any proceeds from the insurance policies carried by Landlord, and that the insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.

                                  SECTION 18

                               ENTRY BY LANDLORD
                               -----------------

     Landlord and its agents, upon giving 24 hours notice, shall have the right to enter the Premises during normal business hours for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord to Tenant hereunder, to show same to prospective purchasers or tenants of the Premises, and to make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter by means of a master key, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises. Landlord may enter the Premises at any time in the case of an emergency.


                                  SECTION 19

                               DEFAULT BY TENANT
                               -----------------

     19.01  Events of Default.  Each one of the following events if referred to
            -----------------
as an "Event of Default":

            (a) Tenant shall fail to make due and punctual payment of Rent or an other amounts payable hereunder, and such failure shall continue for fifteen
(15) days after receipt of written notice from Landlord.

            (b) Tenant shall vacate or abandon the Premises, or remove leasehold improvements or fixtures constituting property of Landlord;

            (c) This Lease shall be transferred to or shall pass to or devolve upon any other person or party except in the manner set forth in Section 13;

            (d) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, and said attachment shall not be discharged or disposed of within thirty (30) days after the levy;

            (e) The filing of any petition or the commencement of any case or proceeding by the Tenant under any provision or chapter of the Federal Bankruptcy Act, the Federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; or the adjudication that the Tenant is insolvent or bankrupt, or the entry of an order for relief under the Federal Bankruptcy Code with respect to Tenant;

            (f) The filing of any petition or the commencement of any case or proceeding described in Subsection (e) above against the Tenant, unless the petition and all proceedings initiated thereby are dismissed within sixty (60) days from the date of the filing; the filing of an answer by Tenant admitting the allegations of any such petition; or the appointment of or taking possession by a custodian, trustee or receiver for all or any assets of the Tenant, unless such appointment is vacated or dismissed within sixty (60) days from the date of such appointment or taking of such possession.

            (g) Tenant shall fail to take possession of the Premises thirty (30) days following the earlier of the date the Premises are Ready for Occupancy or the Commencement date; or

            (h) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, and such non-performance shall continue for a period of thirty (30) days after written notice by Landlord to Tenant, or if such performance cannot be reasonably had within such thirty (30) day period, Tenant shall not in good faith have commenced such performance within such thirty (30) day period and shall not thereafter diligently proceed to completion.

     19.02  Remedies of Landlord.  If any one or more events of default shall
            --------------------
happen, then Landlord shall have the right at Landlord's election, then or at any time thereafter without demand or notice, to reenter and take possession of the Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenants or prior conditions and without terminating this Lease. Should Landlord elect to reenter as provided in this Subsection, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law including a proceeding for possession pursuant to Colorado's Forcible Entry and unlawful Detainer Statutes, Landlord may, from time to time, without terminating this Lease either;

            (a) (i) Relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for a term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on conditions and upon other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the rents. Landlord shall use reasonable efforts to relet the Premises and maximize the income generated by the Premises. No reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and unlawful detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant written notice, in which event the Lease will terminate as specific in the notice.

            (ii) If Landlord elects to take possession of the Premises as provided in this Subsection (a) without terminating the Lease, Tenant shall pay to Landlord (1) the Rent and other sums due under this Lease which would be payable if repossession had not occurred, less (2) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with the reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration, remodeling and repair costs and expenses of preparation of the reletting. If, in connection with any reletting, the new lease terms extends beyond the existing term, or the premises covered include other premises not part of the Premises, a fair apportionment of the rent received from the reletting and the expenses incurred in connection with the reletting will be made in determining the net proceeds received from reletting. In addition, in determining the net proceeds from reletting, any rent concession will be apportioned over the term of the new Lease;or

            (b) To give Tenant written notice of intention to terminate this Lease on the date of the notice, or on any later date specified in the notice. Tenant's right to possession of the Premises shall cease and the Lease shall thereupon be terminated, except as to Tenant's liability under this Lease, as if the expiration of the term fixed in the notice were the end of the term originally demised, including as extended by the exercise of any options granted to Tenant. If this Lease is terminated pursuant to the provisions of this Subsection (b), or terminated pursuant to a proceeding for possession under the Colorado Forcible Entry and Unlawful Detainer Statutes, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant under this Lease for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in Subsection (a) above. Landlord shall be entitled to collect damages from Tenant monthly on the days on which the Rent and other amounts would have been payable if this Lease had not been terminated.

     19.03  Cumulative Remedies.  Suit or suits for the recovery of the Rent and
            -------------------
other amounts and damages may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease shall be deemed to require Landlord to await the date when this Lease or its Term would have expired by limitation had there been no default by Tenant, or no termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise including but not limited to suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorney's fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be paid by Tenant to Landlord.

     19.04  No Waiver.  No failure by Landlord to insist upon the strict
            ---------
performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach, and no acceptance of full or partial payment of Rent during the continuance of any breach, shall constitute a waiver of any breach or of the agreement to be performed or complied with by Tenant, and no breach shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this

Lease, but each and every agreement, term, covenant and condition shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

     19.05  Bankruptcy.  Nothing contained in this Section 19 shall limit or
            ----------
prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding, and in effect at the time when such damages are to be proved, whether or not the amount is greater, equal to or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an event of default only when the proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

                                  SECTION 20

                                     TAXES
                                     -----

     During the Term hereof, Tenant shall pay, prior to delinquency, all business and other taxes, charges, notes, duties and assessments levied, and rates or fees imposed, charged, or assessed against or in respect of Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises, and shall hold Landlord harmless from and against all payment of such taxes, charges, notes, duties, assessments, rates, and fees, and against all loss, costs, charges, and expenses occasioned by or arising from any and all such taxes, charges, notes, duties, assessments, rates, and fees, any and all taxes. Tenant shall cause the fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real and personal property of Landlord. If any or all of Tenant's fixtures, furnishing, equipment, and other personal property shall be assessed and taxes with Landlord's real property, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. Tenant shall also timely provide Landlord with copies of all personal property, self-employment, sales, use and unemployment tax returns within thirty
(30) days after they are filed with the appropriate government offices, together with any correspondence or tax bill pertaining to any tax that is not paid when due according to the taxing authority. Tenant agrees to provide personal financial statements at regular intervals if so requested by any lender holding a security interest in the Property or the Building. All of the above documents shall be considered confidential and only disclosed or used for Landlord's appropriate business purposes.

                                  SECTION 21

                                EMINENT DOMAIN
                                --------------

     If the Building, or a substantial part thereof, or a substantial part of the Premises, shall be lawfully taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi-public use or purpose, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority. Tenant hereby assigns to Landlord Tenant's interest if any, in the award. Current Rent shall be apportioned as of the date of termination. If any part of the Building, other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than sixty (60) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award, or in any judgment for damages, or in any proceeds of any sale made under any threat of condemnation of taking. Nothing in this Section shall prevent Tenant from making and pursuing a claim against the condemning authority in its own right for termination of its leasehold interest. If this Lease is not canceled, the Lease shall continue in full force and effect, without abatement or reduction of Rent.


                                  SECTION 22

                 SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST
                 ---------------------------------------------

     22.01  Lease Subordinate to Mortgages.
            ------------------------------

            (a) This Lease and the rights of Tenant shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building, the Property or both, and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made now or in the future. Although the subordination shall be self-operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by landlord, subordinating, in the manner reasonable requested by Landlord, this Lease to any mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all subordination instruments if Tenant fails to execute the instruments within ten (10) days after notice from Landlord demanding their execution. The notice may be given in the manner provided for giving notice below.

            (b) Should any mortgage or deed of trust affecting the Building, the Property or both be foreclosed, then; (I) the liability of the mortgagee, beneficiary or purchaser at the foreclosure sale to Tenant shall exist only so long as the mortgagee, beneficiary, or purchaser is the owner of the Building and/or Property and the liability shall not continue or survive after further transfer of ownership; and (ii) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale and this Lease shall continue in force and effect as a direct lease between and binding upon Tenant and the purchaser at any foreclosure sale. As used in this Section 22, "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.


     22.02  Tenant's Notices.  In the event of any act or omission by Landlord
            ----------------
under this Lease which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until:

            (a) it has given thirty days written notice (by United States certified or registered mail, postage prepaid) of such act or omission to the holder of any mortgage or deed of trust on the Property (whose names and addresses Landlord agrees will be furnished to Tenant on request) with a copy to Joel C. Davis, Dietze & Davis, P.C., P.O. Box 1530, Boulder, Colorado 80306; and

            (b) any holder of any mortgage or deed of trust on the Property shall, following the giving of such notice, have failed with reasonable diligence to commence and to pursue reasonable action to remedy the act or omission.

                                  SECTION 23

                                    WAIVER
                                    ------

     The waiver by Landlord of any breach of any term, covenant, or condition in this Lease shall not be deemed to be a waiver of the term, covenant, or condition, or any subsequent breach of the same or any other term, covenant or conditions. The acceptance of Rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant, or condition of this Lease, it being understood and agreed that the remedies given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

                                  SECTION 24

                                  SUBROGATION
                                  -----------

     The parties to this Lease agree that any and all fire and extended coverage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing, prior to a loss, any and all right of recovery against any party for loss occurring to the property described herein." Each party waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party, and notwithstanding any provisions contained in this Lease to the contrary) to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under the insurance.

                                  SECTION 25

                               PLATS AND RIDERS
                               ----------------

     Appendices, clauses, plats, and riders, if any, referred to in this Lease and signed or initialed by Landlord and Tenant and affixed to this Lease are hereby incorporated in any made a part of this Lease.


                                  SECTION 26

                               SALE BY LANDLORD
                               ----------------

    In the event of a sale or conveyance or transfer by Landlord of its interest in the Property and/or in the Building containing the Premises, and/or in this Lease, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in favor of Tenant, and in that event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such conveyance or transfer, and Tenant agrees to attorn to such purchaser or transferee.

                                  SECTION 27

                         RIGHT OF LANDLORD TO PERFORM
                         ----------------------------

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it, or shall fail to perform any other act on its part to be performed, and the failure shall continue for thirty (30) days after written notice by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any payment or perform any other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest at the rate of one and one-half percent (1-1/2%) per month from the date of a payment by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant, as in the case of default by Tenant in the payment of Rent.

                                  SECTION 28

                                ATTORNEY'S FEES
                                ---------------

     In the event of any litigation or arbitration between Tenant and Landlord to enforce any provision of this Lease or any right of either party, the unsuccessful party to such litigation or arbitration shall pay to the successful party al costs and expenses, including reasonable attorney's fees, incurred. Moreover, if Landlord, without fault, is made a party to any litigation instituted by or against Tenant, Tenant shall indemnify Landlord against, and protect, defend, and save it harmless from, all costs and expenses, including attorney's fees, incurred by Landlord. To the extent permitted by law, Landlord and Tenant hereby waived the right to a jury trial in any legal action or proceeding relating to this Lease.


                                  SECTION 29

                             ESTOPPEL CERTIFICATE
                             --------------------

     Tenant shall, at any time and from time to time, upon not less than ten
(10) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the Rent and other charges are paid, and acknowledging that Tenant is paying Rent on a current basis with no offsets or claims, and there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying the offsets, claims, or defaults, if any are claimed). It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the Building or by any other person to whom it is delivered.
Tenant's failure to deliver the statement within the required time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than two (2) months' rental has been paid in advance.

                                  SECTION 30

                                    NOTICE
                                    ------

     Any notice from Landlord to Tenant or from Tenant to Landlord shall be in writing and may be served personally or by mail. If served by mail, it shall be mailed by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of Rent. Notices shall be effective when delivered, if served personally, or three (3) days after mailing, if mailed. If no one at the premises is available to accept the notice, then it shall be deemed effective upon the second refusal or uncompleted mail delivery attempt.


                                  SECTION 31

                                RIGHTS RESERVED
                                ---------------

     Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person, or business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for set-off or abatement of rent:

     (a) To change the Building's name or street address;

     (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building;

     (c) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. No locks or bolts shall be altered, changed, or added without the prior written consent of Landlord;

     (d) To have and retain a paramount title to the Premises, free and clear of any act of Tenant.


                                  SECTION 32

                              REAL ESTATE BROKER
                              ------------------

     Tenant represents that Tenant has dealt directly with Landlord in connection with this Lease, and that insofar as Tenant knows, no broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith. Any payment for services relative to this Lease shall be the responsibility of the Tenant.


                                  SECTION 33

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     (a) The words "re-enter", or "re-entry", as used in this Lease, are not restricted to their technical legal meaning. The term "Landlord", as used in this Lease, means only the landlord from time to time, and upon conveying or transferring its interest, Landlord shall be relieved from any further obligation or liability pursuant to Section 27.

     (b) Time is of the essence of this Lease and of each and all of its provisions.

     (c) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution by both Landlord and Tenant.

     (d) The invalidity or unenforceability of any provision in this Lease shall not affect or impair any other provisions.

     (e) This Lease shall be governed by and construed pursuant to the laws of the State of Colorado.

     (f) Should any mortgagee or beneficiary under a deed of trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will not in any other way substantially change the rights and obligations or Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

     (g) All rights and remedies of Landlord under this Lease, or those which may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any rights or remedies, including distress for rent, unlawful detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and be executed by Landlord in its own name individually or in its name by its agent. Landlord and Tenant each represent to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available to Landlord, either by the provisions of this Lease or otherwise, may be enforced by Landlord in its own name individually or in its name by its agent or principal.

     (h) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (i) Tenant acknowledges that there are no covenants, representations, warranties, agreements, or conditions, expressed or implied, collateral or otherwise, forming part of or in any way effecting or relating to this Lease except as expressly set out in this Lease and the attachments and exhibits to this Lease, and that the terms and provisions of this Lease may not be modified or amended except by written instrument by both Landlord and Tenant.


                                  SECTION 34

                            SUCCESSORS AND ASSIGNS
                            ----------------------

     Subject to the terms and provisions of Section 28, the covenants and conditions contained in this Lease shall apply to and bind the respective heirs, successors, executors, administrators, and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.


                                  SECTION 35

                                QUIET ENJOYMENT
                                ---------------

     Subject to the terms and provision of this Lease, Landlord covenants and agrees that Tenant, upon complying with all of the obligations of Tenant under this Lease shall peaceably and quietly enjoy the Premises and Tenant's rights under this Lease during its Term, without hindrance by Landlord or any persons claiming under Landlord.


                                  SECTION 36

                                   RECORDING
                                   ---------

     This Lease shall not be recorded by Landlord or Tenant.

                                  SECTION 37

                            RIGHT OF FIRST REFUSAL
                            ----------------------

     37.01 Any time that additional space in the building becomes available for rent Landlord shall provide Tenant with a written notice stating the terms and conditions upon which Landlord is willing to lease the additional space. Tenant shall then have forty-five (45) days to exercise this option to lease the space identified in the notice pursuant to the terms and conditions set forth in the notice. If Tenant does not notify Landlord within the 45 day period of its intention to exercise this option and lease the available space, Landlord may freely market the Property on those terms and conditions for a period of six months following the expiration of Tenant's option. If the terms and conditions change during the course of Landlord's attempts to lease the space, Landlord shall reoffer the available space to Tenant for an additional thirty (30) days after receipt of the revised terms and conditions to lease the available space pursuant to the terms set forth in the notice. The intent of this paragraph is that Landlord shall offer to Tenant the most favorable terms and conditions that he is willing to accept from any tenant to occupy any available space in the Building.

     37.02 Tenant shall have an option to lease an additional sixteen thousand square feet three years from commencement of this Lease and still another ten thousand square feet four years from commencement of this Lease.

                                  SECTION 38

                             RELIANCE BY LANDLORD
                             --------------------

     As of the date of executing this Lease, the Premises consist of unimproved real property. Landlord intends to proceed with construction of the Premises in reliance upon Tenant's covenants, obligations and representations contained in this Lease. Tenant hereby acknowledges and accepts Landlord's reliance in this regard. As additional consideration from Tenant to Landlord, Tenant hereby agrees to provide updated business financial statements and tax returns not less frequently than annually.

LANDLORD:



By:  _______________________________
     Terrence J. O'Connor


TENANT:

     _______________________________
     B.I., Incorporated



By:  _______________________________
     Jacqueline A. Chamberlin
     Chief Financial Officer



By:  _______________________________
     David J. Hunter
     President

                          ADDENDUM TO LEASE AGREEMENT



This Addendum Agreement is made and entered into on June 13, 1996 between Point II, LLC (Landlord) and BI, Inc. (Tenant). This Addendum amends the Lease entered into between the aforementioned parties on February 9, 1996 for the rental of 15,000 square feet in Point II whose address is 6325 Gunpark Drive, Boulder, Colorado 80301.

1.   Amend full lease payment to read: $2,543,318.00

2. Amend Section 2.01 Commencement Date is changed from May 1, 1996 to September 1, 1996.

3.   Amend Section 4.01

          1996    -    September     -     October      $ 9,560
                       October       -     December     $ 9,663

          1997    -    January       -     March        $ 9,663
                       April         -     September    $10,813
                       October       -     December     $11.354

In Witness whereof, parties have executed this agreement the day and month first written above.



LANDLORD:                                  TENANT:
                                           BI, Inc.

By: ____________________________           By: _________________________________
    Terrence J. O'Connor                       Jacqueline A. Chamberlin
                                               Chief Financial Officer



                                           By: _________________________________
                                               David Hunter
                                               President

                      SECOND ADDENDUM TO LEASE AGREEMENT



This Second Addendum to Lease Agreement (the "Second Addendum") is entered into this 26 day of February, 1997, by and between BI Incorporated, a Colorado
     --                                                          --------
corporation ("Tenant") and Point II, LLC, a Colorado limited liability company, successor to Terrence J. O'Connor ("Landlord").

Landlord and Tenant entered into that certain lease dated February 9, 1996, amended by that Addendum to Lease Agreement (the "Addendum"), dated June 13, 1996 (collectively, the "Lease"), pertaining to that certain Premises of approximately 15,000 square feet located in the building known as Point II, 6325 Gunpark Drive, Boulder, Colorado, more particularly described in the Lease;

WHEREAS, Landlord and Tenant desire to reaffirm certain terms and conditions of the Lease as set forth hereinafter,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Second Addendum to Lease as follows:

1.   TERM. Landlord and Tenant hereby agree that the commencement date is
     ----
September 1, 1996, continuing for 170 months and terminating on September 30, 2010.

2.   PREMISES. The area constituting the Premises shall be 15,078 usable square
     --------
feet and 16,906 rentable square feet. For purposes of calculating Taxes and Operating Costs of the Building, the numerator shall be 16,906.

Page 2 of 3
Second Addendum to Lease
BI Incorporated



3.   BASE RENT.  Monthly base rend shall be amended to account for the actual
     ---------
square footage as follows:

BEGINNING     ENDING   MONTHLY BASE RENT  ANNUAL BASE RENT PSF
-----------  --------  -----------------  --------------------
9/l/96       10/31/96  $10,777.58         $ 7.65
11/1/96       3/31/97  $10,890.28         $ 7.73
4/l/97        9/3O/97  $12,186.41         $ 8.65
10/l/97       9/30/98  $12,792.21         $ 9.08
10/1/98       9/30/99  $13,440.27         $ 9.54
10/1/99       9/30/00  $14,102.42         $10.01
10/1/00       9/30/01  $14,820.93         $10.52
10/1/01       9/30/02  $15,553.52         $11.04
10/l/02       9/30/03  $16,328.38         $11.59
10/1/03       9/30/04  $17,145.50         $12.17
10/l/04       9/30/05  $18,004.99         $12.78
10/1/05       9/30/06  $18,906.54         $13.42
10/1/06       9/30/07  $19,850.46         $14.09
10/l/07       9/30/08  $20,850.73         $14.80
10/1/08       9/30/09  $21,893.27         $15.54
10/1/09       9/30/10  $22,978.07         $16.31

4.   FIRST EXPANSION.  Tenant shall add 11,858 rentable square feet on the first
     ---------------
floor at additional minimum base rent of $10.01 per square foot commencing on November 15, 1999. Base rent is calculated as an average rate based upon type of space occupied (Office, Warehouse, or Research and Development). For purposes of calculating Taxes and Operating Expenses of the Building, the numerator shall be 28, 764 commencing on that same date. Base rent shall increase annually on the schedule noted in #3 above.

5.   SECOND EXPANSION.  Tenant shall add 14,560 rentable square feet on the
     ----------------
second floor at additional minimum base rent of $10.52 per rentable square foot commencing on November 15, 2000. Base rent is calculated as an average rate based upon type of space occupied (Office, Warehouse, or Research and Development). For purposes of calculating Taxes and Operating Expenses of the Building, the numerator shall be 43,324 commencing on that same date. Base rent shall increase annually on the same schedule noted in #3 above.

Page 3 of 3
Second Addendum to Lease
BI Incorporated

6. This Second Addendum shall be governed by and construed in accordance with the laws of the State of Colorado, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


7. Except as specifically set forth herein, all other terms and conditions of the Lease shall remain in full force and effect. It is the intent of the parties that, where applicable, these provisions be construed together, however, in the event that there is a direct conflict, the provisions of this Second Addendum shall prevail.



IN WITNESS WHEREOF the parties hereto have entered into this Second Addendum to Lease as of the date first above written.


LANDLORD:
POINT II, LLC, a Colorado limited liability company


BY:    ____________________________
NAME:  Terrence J. O'Connor
TITLE: Manager



TENANT:
BI INCORPORATED, Colorado corporation
                 --------


BY:    ____________________________
NAME:  McKinley C. Edwards
TITLE: Chief Operating Officer